UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                February 22, 2000


                       Travel Services International, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                     Florida
                 (State or Other Jurisdiction of Incorporation)

               000-29298                           ###-##-####
            (Commission File                   (I.R.S. Employer
                Number)                     Identification Number)

        220 Congress Park Drive                       33445
         Delray Beach, Florida                      (Zip Code)
(Address of Principal Executive Offices)

                                 (561) 266-0860
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS

                           On February  21,  2000,  the Company  entered into an
                  Agreement and Plan of Merger (the "Merger Agreement") with Airtours plc, a corporation organized under the laws of the United Kingdom ("Parent") and Blue Sea Florida Acquisition Inc., a Florida corporation and an indirect wholly-owned subsidiary of Parent ("Purchaser"). Pursuant to the Merger Agreement, Purchaser will commence a tender offer (the "Offer") within seven business days of the date thereof to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), together with the associated common share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), at a purchase price of $26.00 per Share, net to the seller in cash, without interest thereon (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"). The Merger Agreement provides that upon completion of the Offer and satisfaction or waiver of certain other conditions, Purchaser will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation. In the Merger, each outstanding Share then issued and outstanding (other than (i) any Shares then held by Purchaser or Parent, all of which shall be cancelled and none of which shall receive any payment with respect thereto and (ii) Shares held by holders who exercise their right under the Florida Business Corporation Act to dissent from the Merger and require an appraisal of their shares of common stock) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive an amount in cash, without interest, equal to the price paid for each Share pursuant to the Offer.

                           A copy of each of the Merger Agreement, the Amendment
                  to the Rights Agreement and the press release announcing the transaction are filed herewith as Exhibits 2.1, 4.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

     EXHIBIT
     NUMBER                         DESCRIPTION

     2.1 Agreement and Plan of Merger, dated as of February 21, 2000, by and among Travel Services International, Inc., Airtours plc and Blue Sea Florida Acquisition Inc.

     4.1 Amendment to the Rights Agreement, dated as of February 22, 2000, by and between Travel Services International, Inc. and American Stock Transfer & Trust Company.

     99.1 Press Release of Travel Services International, Inc., dated as of February 21, 2000.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRAVEL SERVICES
                                       INTERNATIONAL, INC.



                                       By /s/ Suzanne B. Bell
                                         -------------------------
                                         Name:  Suzanne B. Bell
                                         Title:  Senior Vice President, General
                                                   Counsel and Secretary



Dated:  February 22, 2000

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                        DESCRIPTION

     2.1 Agreement and Plan of Merger, dated as of February 21, 2000, by and among Travel Services International, Inc., Airtours plc and Blue Sea Florida Acquisition Inc.

     4.1 Amendment to the Rights Agreement, dated as of February 22, 2000, by and between Travel Services International, Inc. and American Stock Transfer & Trust Company.

     99.1 Press Release of Travel Services International, Inc., dated as of February 21, 2000.